Protective Life Corporation Post Office Box 2606 Birmingham, AL 35202 Phone 205-268-1000	Exhibit 99.2

  SUPPLEMENTAL FINANCIAL INFORMATION

The following document contains supplemental quarterly statistical financial information for the quarter ended September 30,  2007. This document is dated November 6, 2007. Protective does not undertake a duty to update such information after such date.

All income per share results are presented on a diluted basis.

The sales statistics given in this document are used by the Company to measure the relative progress of its marketing efforts. These statistics and certain other information reported herein were derived from the Company’s various sales tracking and administrative systems and were not derived from the Company’s financial reporting systems or financial statements. These statistics attempt to measure only one of many factors that may affect future business segment profitability, and therefore are not intended to be predictive of future profitability.

Information About Non-GAAP Financial Measures

Throughout this document, GAAP refers to accounting principles generally accepted in the United States of America. Operating income differs from the GAAP measure, net income, in that it excludes realized investment gains and losses (net of the related amortization of deferred acquisition costs (“DAC”)  and value of businesses acquired ("VOBA") and participating income from real estate ventures). Consolidated and segment operating income excludes net realized investment gains (losses) (net of the related amortization of DAC and value of businesses acquired ("VOBA") and participating income from real estate ventures). Periodic settlements of derivatives associated with corporate debt and certain investments and annuity products are included in realized gains (losses) but are considered part of operating income because the derivatives are used to mitigate risk in items affecting operating income. Management believes that consolidated and segment operating income (loss) enhances an investor’s and the Company’s understanding of the Company’s results of operations, as it represents the basis on which the performance of the Company’s business is internally assessed.

As prescribed by GAAP, certain investments are recorded at their market values with the resulting unrealized gains (losses) reduced by a related adjustment to DAC and VOBA, net of income tax, reported as a component of share-owners’ equity. The market values of fixed maturities increase or decrease as interest rates rise or fall. The Company believes that an insurance company’s share-owners’ equity may be difficult to analyze without disclosing the effects of recording accumulated other comprehensive income, including unrealized gains (losses) on investments. Therefore, the Company reports the non-GAAP measure share owners’ equity per share excluding accumulated other comprehensive income, including unrealized gains (losses) on investments. This non-GAAP measure may be reconciled to the GAAP measure, share owners’ equity per share by including accumulated other comprehensive income, including unrealized gains (losses) on investments.

From time to time, the Company provides additional financial information, which is available on the Company’s web site at www.protective.com in the Analyst/Investor section under the financial report library titled Company Overview.

PROTECTIVE LIFE CORPORATION
Quarterly Financial Highlights
(Dollars in thousands)
(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2006	2006	2007	2007	2007	2006	2007
Pretax Operating Income *

Life Marketing	$40,270	$41,913	$65,280	$37,834	$39,974	$132,276	$143,088
Acquisitions	32,060	33,610	32,249	30,814	30,375	70,924	93,438
Annuities	5,351	8,403	5,606	6,669	6,436	16,242	18,711
Stable Value Contracts	10,429	12,500	12,186	12,355	13,107	34,573	37,648
Asset Protection	(14,401)	6,570	10,084	11,522	9,905	3,241	31,511
Corporate & Other	(3,929)	(2,806)	1,777	(1,300)	2,342	14,582	2,819
Total Pretax Operating Income	$69,780	$100,190	$127,182	$97,894	$102,139	$271,838	$327,215

Balance Sheet Data

Total GAAP Assets	$38,805,973	$39,795,294	$39,791,832	$40,237,283	$41,461,169
Share Owners' Equity	$2,271,889	$2,313,075	$2,419,317	$2,293,542	$2,405,623
Share Owners' Equity (excluding accumulated other comprehensive income) **	$2,233,494	$2,300,644	$2,381,363	$2,432,674	$2,491,334

Stock Data

Closing Price	$45.75	$47.50	$44.04	$47.81	$42.44	$45.75	$42.44
Average Shares Outstanding
Basic	70,811,292	70,811,686	71,017,662	71,074,976	71,074,619	70,789,982	71,055,969
Diluted	71,355,221	71,269,472	71,487,063	71,490,467	71,467,009	71,431,304	71,481,471

* "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating Income" may be compared.
See Page 5 for a reconciliation of "Pretax Operating Income" to "Income Before Income Tax".

** "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.
See Page 4 for a reconciliation of "Share-owners' equity excluding accumulated other comprehensive income" to "Share-owners' equity".

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Statements Of Income
(Dollars in thousands)
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2006	2006	2007	2007	2007	2006	2007
REVENUES
Gross Premiums and Policy Fees	$637,457	$665,975	$657,017	$691,165	$676,500	$1,651,362	$2,024,682
Reinsurance Ceded	(371,688)	(411,088)	(370,997)	(422,766)	(368,878)	(960,127)	(1,162,641)
Net Premiums and Policy Fees	265,769	254,887	286,020	268,399	307,622	691,235	862,041
Net investment income	410,746	409,233	415,682	410,436	428,792	1,010,545	1,254,910
RIGL - Derivatives	(55,302)	25,248	(2,291)	76,281	(37,467)	(46,764)	36,523
RIGL - All Other Investments	78,645	5,623	13,294	(66,609)	43,114	98,461	(10,201)
Other income	62,355	66,175	73,792	57,452	51,874	164,490	183,118
Total Revenues	762,213	761,166	786,497	745,959	793,935	1,917,967	2,326,391

BENEFITS & EXPENSES
Benefits and settlement expenses	488,948	462,722	467,785	458,949	504,905	1,174,493	1,431,639
Amortization of deferred policy acquisition costs and value of businesses acquired	67,199	74,421	76,380	78,036	73,863	151,383	228,279
Other operating expenses	97,711	71,719	85,138	80,130	70,663	239,706	235,930
Interest on indebtedness - subsidiaries	5,898	6,489	8,728	12,441	22,524	14,144	43,693
Interest on indebtedness - holding company - other debt	5,198	5,746	5,737	5,561	5,162	16,146	16,461
Interest on indebtedness - holding company - hybrid securities	9,361	9,402	9,401	9,401	9,401	20,854	28,203
Total Benefits and Expenses	674,315	630,499	653,169	644,518	686,518	1,616,726	1,984,205

INCOME BEFORE INCOME TAX	87,898	130,667	133,328	101,441	107,417	301,241	342,186
Income tax expense	30,597	45,485	42,745	36,336	34,425	104,862	113,506
Discontinued Operations	0	0	0	0	0	0	0
NET INCOME	$57,301	$85,182	$90,583	$65,105	$72,992	$196,379	$228,680

PER SHARE DATA FOR QUARTER
Operating income-diluted *	$0.63	$0.91	$1.21	$0.88	$0.97
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.49)	0.23	(0.03)	0.68	(0.34)
RIGL - All Other Investments, net of participating income	0.66	0.05	0.09	(0.65)	0.39
Discontinued Operations	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$0.80	$1.19	$1.27	$0.91	$1.02
Average shares outstanding-diluted	71,355,221	71,269,472	71,487,063	71,490,467	71,467,009
Dividends paid	$0.215	$0.215	$0.215	$0.225	$0.225
PER SHARE DATA FOR YTD
Operating income-diluted *	$2.48	$3.39	$1.21	$2.09	$3.06	$2.48	$3.06
RIGL - Derivatives net of gains related to corp debt, investments and annuities	(0.43)	(0.20)	(0.03)	0.65	0.31	(0.43)	0.31
RIGL - All Other Investments, net of participating income	0.70	0.75	0.09	(0.56)	(0.17)	0.70	(0.17)
Discontinued Operations	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net income-diluted	$2.75	$3.94	$1.27	$2.18	$3.20	$2.75	$3.20
Average shares outstanding-diluted	71,431,304	71,390,513	71,487,063	71,488,786	71,481,471	71,431,304	71,481,471
Dividends paid	$0.625	$0.840	$0.215	$0.440	$0.665	$0.625	$0.665

* "Operating Income" is a non-GAAP financial measure. "Net Income" is a GAAP financial measure to which "Operating Income" may be compared.

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets
(Dollars in thousands)
(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2006	2006	2007	2007	2007
ASSETS
Fixed maturities	$21,146,307	$21,367,263	$21,570,487	$21,459,631	$22,278,777
Equity securities	124,495	128,695	69,211	68,540	73,237
Mortgage loans	3,650,356	3,880,028	4,025,025	4,119,350	4,193,776
Investment real estate	52,263	38,918	38,828	12,067	9,735
Policy loans	835,817	839,502	822,930	819,387	816,958
Other long-term investments	290,304	310,225	167,571	185,958	183,667
Long-term investments	26,099,542	26,564,631	26,694,052	26,664,933	27,556,150
Short-term investments	1,377,210	1,381,073	1,064,768	809,957	1,105,393
Total investments	27,476,752	27,945,704	27,758,820	27,474,890	28,661,543
Cash	39,285	69,516	120,190	361,129	175,420
Accrued investment income	266,688	284,529	265,772	284,181	277,696
Accounts and premiums receivable	130,427	194,447	121,051	206,857	234,351
Reinsurance receivable	4,541,415	4,618,122	4,780,956	4,881,638	4,956,979
Deferred policy acquisition costs and value of businesses acquired	3,099,726	3,198,735	3,212,048	3,391,650	3,393,961
Goodwill	68,472	100,479	100,318	114,717	118,032
Property and equipment, net	44,569	43,796	42,245	43,328	42,510
Other assets	248,197	165,656	163,543	155,102	162,930
Income Tax Receivable	0	116,318	116,684	50,102	128,143
Assets Related to Separate Accounts
Variable Annuity	2,604,488	2,750,129	2,790,233	2,929,160	2,955,534
Variable Universal Life	285,954	307,863	319,972	344,529	354,070

TOTAL ASSETS	$38,805,973	$39,795,294	$39,791,832	$40,237,283	$41,461,169

PROTECTIVE LIFE CORPORATION
GAAP Consolidated Balance Sheets
(Dollars in thousands)
(Unaudited)

LIABILITIES AND SHARE-OWNERS' EQUITY

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
LIABILITIES	2006	2006	2007	2007	2007
Policy liabilities and accruals
Future policy benefits and claims	$14,761,428	$15,120,996	$15,285,420	$15,644,544	$15,898,097
Unearned premiums	906,542	938,934	1,020,401	1,093,468	1,131,611
Stable value product deposits	5,515,633	5,513,464	5,055,382	4,806,721	4,988,787
Annuity deposits	8,943,078	8,958,089	8,966,309	8,786,272	8,882,935
Other policyholders' funds	340,756	328,664	323,898	372,299	353,301
Securities sold under repurchase agreements	0	16,949	2,844	312,000	144,200
Other liabilities	1,110,058	1,310,145	1,227,373	1,357,877	1,310,059
Accrued income taxes	99,428	0	0	0	0
Deferred income taxes	271,894	374,486	429,481	312,154	439,495
Non-recourse funding obligations	250,000	425,000	525,000	600,000	1,175,000
Debt	471,132	479,132	466,532	444,852	482,852
Liabilities related to variable interest entities	435,756	420,395	421,684	400,000	400,000
Subordinated debt securities	524,743	524,743	524,743	524,743	524,743
Minority interest - subsidiaries	13,194	13,230	13,243	15,122	14,862
Liabilities related to separate accounts
Variable annuity	2,604,488	2,750,129	2,790,233	2,929,160	2,955,534
Variable universal life	285,954	307,863	319,972	344,529	354,070
TOTAL LIABILITIES	36,534,084	37,482,219	37,372,515	37,943,741	39,055,546

SHARE-OWNERS' EQUITY
Common stock	36,626	36,626	36,626	36,626	36,626
Additional paid-in capital	441,589	438,485	440,813	442,504	443,912
Treasury stock	(11,906)	(11,796)	(11,468)	(11,181)	(11,140)
Cumulative Effect Adjustments - FAS 155 & FIN 48	0	0	2,146	2,146	2,146
Unallocated ESOP shares	(1,231)	(1,231)	(853)	(852)	(852)
Retained earnings	1,768,416	1,838,560	1,914,099	1,963,431	2,020,642
Accumulated other comprehensive income	38,395	12,431	37,954	(139,132)	(85,711)

Total Share-owners' Equity	2,271,889	2,313,075	2,419,317	2,293,542	2,405,623

TOTAL LIABILITIES AND EQUITY	$38,805,973	$39,795,294	$39,791,832	$40,237,283	$41,461,169

SHARE-OWNERS' EQUITY PER SHARE
Total Share-owners' Equity	$32.49	$33.06	$34.53	$32.70	$34.29
Accumulated other comprehensive income	0.55	0.18	0.54	(1.98)	(1.23)
Excluding accumulated other comprehensive income *	$31.94	$32.88	$33.99	$34.68	$35.52

Total Share-owners' Equity	$2,271,889	$2,313,075	$2,419,317	$2,293,542	$2,405,623
Accumulated other comprehensive income	38,395	12,431	37,954	(139,132)	(85,711)
Share-owners' Equity (excluding accumulated other comprehensive income) *	$2,233,494	$2,300,644	$2,381,363	$2,432,674	$2,491,334

Common shares outstanding	69,934,277	69,964,648	70,056,891	70,140,728	70,147,926
Treasury Stock shares	3,317,683	3,287,312	3,195,069	3,111,232	3,104,034

* "Share-owners' equity excluding accumulated other comprehensive income" is a non-GAAP financial measure. "Share-owners' equity" is a GAAP financial measure to which
"Share-owners' equity excluding accumulated other comprehensive income" may be compared.

PROTECTIVE LIFE CORPORATION
Calculation of Operating Earnings Per Share
(Dollars in thousands)
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2006	2006	2007	2007	2007	2006	2007

CALCULATION OF NET INCOME PER SHARE

Net income	$57,301	$85,182	$90,583	$65,105	$72,992	$196,379	$228,680

Average shares outstanding-basic	70,811,292	70,811,686	71,017,662	71,074,976	71,074,619	70,789,982	71,055,969
Average shares outstanding-diluted	71,355,221	71,269,472	71,487,063	71,490,467	71,467,009	71,355,221	71,481,471

Net income per share-basic	$0.81	$1.21	$1.28	$0.92	$1.03	$2.77	$3.22
Net income per share-diluted	$0.80	$1.19	$1.27	$0.91	$1.02	$2.75	$3.20

Income from continuing operations	$57,301	$85,182	$90,583	$65,105	$72,992	$196,379	$228,680
EPS (basic)	$0.81	$1.21	$1.28	$0.92	$1.03	$2.77	$3.22
EPS (diluted)	$0.80	$1.19	$1.27	$0.91	$1.02	$2.75	$3.20

CALCULATION OF REALIZED INVESTMENT GAINS (LOSSES) PER SHARE

RIGL - Derivatives	$(55,302)	$25,248	$(2,291)	$76,281	$(37,467)	$(46,764)	$36,523
Derivative Gains related to Corporate Debt and Investments	(654)	(77)	(257)	(237)	(132)	(2,659)	(626)
Derivative Gains related to Annuities	1,808	960	(254)	(1,351)	(193)	1,787	(1,798)
RIGL - All Other Investments, net of participating income	78,645	5,623	10,144	(70,316)	43,114	84,967	(17,058)
Related amortization of DAC & VOBA	(6,379)	(1,276)	(1,196)	(830)	(44)	(7,928)	(2,070)
	18,118	30,478	6,146	3,547	5,278	29,403	14,971
Tax effect	(6,341)	(10,667)	(2,151)	(1,242)	(1,847)	(10,291)	(5,240)
	$11,777	$19,811	$3,995	$2,305	$3,431	$19,112	$9,731

RIGL - Derivatives per share-diluted	$(0.49)	$0.23	$(0.03)	$0.68	$(0.34)	$(0.43)	$0.31
RIGL - All Other Investments per share-diluted	$0.66	$0.05	$0.09	$0.65	$0.39	$0.70	$(0.17)

OPERATING INCOME PER SHARE *

Net income per share-diluted	$0.80	$1.19	$1.27	$0.91	$1.02	$2.75	$3.20
Discontinued operations	0	0	0	0	0	0	0
RIGL - Derivatives per share-diluted	(0.49)	0.23	(0.03)	0.68	(0.34)	(0.43)	0.31
RIGL - All Other Investments, net of participating income per share-diluted	0.66	0.05	0.09	(0.65)	0.39	0.70	(0.17)
Change in accounting principle	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Operating income per share-diluted	$0.63	$0.91	$1.21	$0.88	$0.97	$2.48	$3.06

NET OPERATING INCOME *

Net income	$57,301	$85,182	$90,583	$65,105	$72,992	$196,379	$228,680
RIGL - Derivatives net of tax & gains related to corp debt, investments & annuities	(35,197)	16,985	(1,822)	48,551	(24,565)	(30,964)	22,164
RIGL - All Other Investments net of tax, amortization, and participating income	46,972	2,826	5,816	(46,245)	27,996	50,075	(12,433)
Discontinued operations	0	0	0	0	0	0	0
Change in accounting principle	0	0	0	0	0	0	0
Net operating income	$45,526	$65,371	$86,589	$62,799	$69,561	$177,268	$218,949

PRETAX OPERATING INCOME **

Income before income tax and discontinued operations	$87,898	$130,667	$133,328	$101,441	$107,417	$301,241	$342,186
RIGL - Derivatives	(55,302)	25,248	(2,291)	76,281	(37,467)	(46,764)	36,523
Derivative gains related to corporate debt, investments & annuities	1,154	882	(511)	(1,588)	(325)	(872)	(2,424)
RIGL - All Other Investments, net of participating income	78,645	5,623	10,144	(70,316)	43,114	84,967	(17,058)
Related amortization of DAC & VOBA	(6,379)	(1,276)	(1,196)	(830)	(44)	(7,928)	(2,070)
Pretax operating income	$69,780	$100,190	$127,182	$97,894	$102,139	$271,838	$327,215

* "Net Operating Income" and "Operating Income Per Share" are non-GAAP financial measures. "Net Income" and "Net Income Per Share" are GAAP financial measures to which "Net Operating Income" and "Operating Income Per Share" may be compared.
** "Pretax Operating Income" is a non-GAAP financial measure. "Income Before Income Tax" is a GAAP financial measure to which "Pretax Operating
Income" may be compared.

PROTECTIVE LIFE CORPORATION
Invested Asset Summary
(Dollars in millions)
(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR
	2006	2006	2007	2007	2007
Total Portfolio

Fixed Income	$21,146.3	$21,367.3	$21,570.5	$21,459.6	$22,278.8
Mortgage Loans	3,650.4	3,880.0	4,025.0	4,119.3	4,193.8
Real Estate	52.3	38.9	38.8	12.1	9.7
Equities	124.5	128.7	69.2	68.5	73.2
Policy Loans	835.8	839.5	822.9	819.4	817.0
Short Term Investments	1,377.2	1,381.1	1,064.8	810.0	1,105.4
Other Long Term Investments	290.3	310.2	167.6	186.0	183.6
Total Invested Assets	$27,476.8	$27,945.7	$27,758.8	$27,474.9	$28,661.5

Fixed Income

Corporate Bonds	$10,247.2	$10,223.1	$10,796.0	$10,972.0	$11,474.8
Mortgage Backed Securities	8,299.4	7,870.3	8,331.8	8,004.5	8,597.5
US Govt Bonds	654.4	1,373.8	529.4	570.8	260.4
Public Utilities	1,821.0	1,784.5	1,794.4	1,820.3	1,853.8
States, Municipals and Political Subdivisions	124.0	115.3	118.6	91.7	92.0
Preferred Securities	0.1	0.1	0.1	0.1	0.1
Convertibles and Bonds with Warrants	0.2	0.2	0.2	0.2	0.2
Total Fixed Income Portfolio	$21,146.3	$21,367.3	$21,570.5	$21,459.6	$22,278.8

Fixed Income - Quality

AAA	44.8%	46.2%	44.1%	42.5%	42.3%
AA	6.6%	6.8%	8.4%	8.5%	9.5%
A	18.5%	18.4%	19.1%	19.8%	18.5%
BBB	28.1%	27.0%	26.7%	26.7%	26.6%
BB or Less	2.0%	1.6%	1.7%	2.5%	3.1%
Redeemable Preferred Stock	0.0%	0.0%	0.0%	0.0%	0.0%
	100.0%	100.0%	100.0%	100.0%	100.0%

Mortgage Loans - Type

Retail	68.1%	68.3%	66.9%	65.9%	66.4%
Apartments	10.6%	10.0%	11.2%	11.6%	10.2%
Office Buildings	11.7%	11.9%	12.2%	12.8%	13.0%
Warehouses	7.2%	7.1%	7.0%	7.6%	8.2%
Miscellaneous	2.4%	2.7%	2.7%	2.1%	2.2%
	100.0%	100.0%	100.0%	100.0%	100.0%

Problem Mortgage Loans

60 Days Past Due	$0.0	$0.0	$2.0	$0.0	$0.0
90 Days Past Due	6.6	0.0	0.0	0.0	21.6
Renegotiated Loans	0.2	0.1	0.1	2.1	2.1
Foreclosed Real Estate	5.1	15.7	0.0	0.0	0.0
	$11.9	$15.8	$2.1	$2.1	$23.7

PROTECTIVE LIFE CORPORATION
Life Marketing and Acquisitions - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2006	2006	2007	2007	2007	2006	2007
LIFE MARKETING

REVENUES
Gross Premiums and Policy Fees	$327,355	$349,650	$345,685	$361,624	$360,450	$978,215	$1,067,759
Reinsurance Ceded	(206,269)	(254,542)	(207,614)	(239,702)	(203,285)	(652,048)	(650,601)
Net Premiums and Policy Fees	121,086	95,108	138,071	121,922	157,165	326,167	417,158
Net investment income	80,444	79,726	81,103	82,291	79,437	228,771	242,831
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	32,278	43,539	51,365	30,992	27,514	94,352	109,871
Total Revenues	233,808	218,373	270,539	235,205	264,116	649,290	769,860

BENEFITS & EXPENSES
Benefits and settlement expenses	147,213	130,396	149,329	152,147	182,010	405,544	483,486
Amortization of deferred policy acquisition costs and value of businesses acquired	21,689	17,436	28,698	25,564	27,807	42,791	82,069
Other operating expenses	24,636	28,628	27,232	19,660	14,325	68,679	61,217
Total Benefits and Expenses	193,538	176,460	205,259	197,371	224,142	517,014	626,772

INCOME BEFORE INCOME TAX	$40,270	$41,913	$65,280	$37,834	$39,974	$132,276	$143,088

ACQUISITIONS

REVENUES
Gross Premiums and Policy Fees	$188,491	$199,891	$194,482	$214,464	$198,381	$314,680	$607,327
Reinsurance Ceded	(112,636)	(110,416)	(118,242)	(137,370)	(122,347)	(145,895)	(377,959)
Net Premiums and Policy Fees	75,855	89,475	76,240	77,094	76,034	168,785	229,368
Net investment income	152,834	152,686	148,986	145,263	143,342	260,950	437,591
RIGL - Derivatives	(58,544)	13,379	(3,703)	71,782	(38,782)	(58,544)	29,297
RIGL - All Other Investments	74,628	(747)	7,933	(69,216)	38,431	74,628	(22,852)
Other income	4,774	354	2,248	2,525	2,405	5,684	7,178
Total Revenues	249,547	255,147	231,704	227,448	221,430	451,503	680,582

BENEFITS & EXPENSES
Benefits and settlement expenses	178,946	181,149	161,904	158,284	162,460	313,384	482,648
Amortization of deferred policy acquisition costs and value of businesses acquired	15,142	30,528	20,554	19,977	18,435	28,286	58,966
Other operating expenses	12,501	(1,182)	13,373	16,584	10,772	28,011	40,729
Total Benefits and Expenses	206,589	210,495	195,831	194,845	191,667	369,681	582,343

INCOME BEFORE INCOME TAX	42,958	44,652	35,873	32,603	29,763	81,822	98,239

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(58,544)	13,379	(3,703)	71,782	(38,782)	(58,544)	29,297
Less: RIGL - All Other Investments	74,628	(747)	7,933	(69,216)	38,431	74,628	(22,852)
Add back: Related amortization of deferred policy acquisition costs and value of businesses acquired				777	261	5,186	1,644

PRETAX OPERATING INCOME	$32,060	$33,610	$32,249	$30,814	$30,375	$70,924	$93,438

PROTECTIVE LIFE CORPORATION
Annuities, Stable Value Contracts, and Asset Protection
Quarterly Earnings Trends (Dollars in thousands)
(Unaudited)

	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2006	2006	2007	2007	2007	2006	2007
ANNUITIES

REVENUES
Gross Premiums and Policy Fees	$7,794	$8,136	$8,262	$8,633	$8,481	$23,938	$25,376
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	7,794	8,136	8,262	8,633	8,481	23,938	25,376
Net investment income	56,475	60,326	60,861	64,890	69,313	164,834	195,064
RIGL - Derivatives	(1,808)	(960)	254	1,351	193	(1,787)	1,798
RIGL - All Other Investments	3,412	(223)	1,664	53	(266)	4,920	1,451
Other income	2,469	2,725	2,713	2,797	2,769	7,711	8,279
Total Revenues	68,342	70,004	73,754	77,724	80,490	199,616	231,968

BENEFITS & EXPENSES
Benefits and settlement expenses	48,233	48,809	55,949	56,101	62,731	142,429	174,781
Amortization of deferred policy acquisition costs and value of businesses acquired	7,778	7,585	5,128	9,909	5,022	20,287	20,059
Other operating expenses	4,761	5,116	5,997	5,045	6,350	18,480	17,392
Total Benefits and Expenses	60,772	61,510	67,074	71,055	74,103	181,196	212,232

INCOME BEFORE INCOME TAX	7,570	8,494	6,680	6,669	6,387	18,420	19,736

Adjustments to Reconcile to Operating Income:
Less: RIGL - Derivatives	(1,808)	(960)	254	1,351	193	(1,787)	1,798
Add back: Derivative gains related to equity indexed annuities	(1,808)	(960)	254	1,351	193	(1,787)	1,798
Less: RIGL - All Other Investments	3,412	(223)	1,664	53	(266)	4,920	1,451
Add back: Related amortization of deferred policy acquisition costs	1,193	(314)	590	53	(217)	2,742	426

PRETAX OPERATING INCOME	$5,351	$8,403	$5,606	$6,669	$6,436	$16,242	$18,711

STABLE VALUE CONTRACTS

REVENUES
Gross Premiums and Policy Fees	$0	$0	$0	$0	$0	$0	$0
Reinsurance Ceded	0	0	0	0	0	0	0
Net Premiums and Policy Fees	0	0	0	0	0	0	0
Net investment income	80,734	80,336	79,101	71,478	73,501	245,317	224,080
RIGL - Derivatives	(13)	210	4,270	(104)	(148)	397	4,018
RIGL - All Other Investments	4,534	574	(2,845)	(479)	(185)	(20)	(3,509)
Other income	0	0	0	0	0	0	0
Total Revenues	85,255	81,120	80,526	70,895	73,168	245,694	224,589

BENEFITS & EXPENSES
Benefits and settlement expenses	68,154	65,819	64,719	57,097	58,340	204,032	180,156
Amortization of deferred policy acquisition costs and value of businesses acquired	1,064	1,009	1,168	987	985	3,429	3,140
Other operating expenses	1,087	1,008	1,028	1,039	1,069	3,283	3,136
Total Benefits and Expenses	70,305	67,836	66,915	59,123	60,394	210,744	186,432

INCOME BEFORE INCOME TAX	14,950	13,284	13,611	11,772	12,774	34,950	38,157

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	(13)	210	4,270	(104)	(148)	397	4,018
Less: RIGL-All Other Investments	4,534	574	(2,845)	(479)	(185)	(20)	(3,509)

PRETAX OPERATING INCOME	$10,429	$12,500	$12,186	$12,355	$13,107	$34,573	$37,648

ASSET PROTECTION

REVENUES
Gross Premiums and Policy Fees	$104,564	$99,067	$99,420	$97,985	$101,189	$305,457	$298,594
Reinsurance Ceded	(52,775)	(46,126)	(45,138)	(45,689)	(43,244)	(162,165)	(134,071)
Net Premiums and Policy Fees	51,789	52,941	54,282	52,296	57,945	143,292	164,523
Net investment income	8,649	8,812	9,212	9,467	10,188	24,533	28,867
Realized investment gains (losses)	0	0	0	0	0	0	0
Other income	20,597	18,087	16,529	20,455	19,330	48,662	56,314
Total Revenues	81,035	79,840	80,023	82,218	87,463	216,487	249,704

BENEFITS & EXPENSES
Benefits and settlement expenses	26,137	27,202	25,815	26,113	30,779	71,216	82,707
Amortization of deferred policy acquisition costs and value of businesses acquired	20,713	17,111	20,703	21,464	21,291	53,954	63,458
Other operating expenses	48,586	28,957	23,421	23,119	25,488	88,076	72,028
Total Benefits and Expenses	95,436	73,270	69,939	70,696	77,558	213,246	218,193

INCOME BEFORE INCOME TAX	$(14,401)	$6,570	$10,084	$11,522	$9,905	$3,241	$31,511

PROTECTIVE LIFE CORPORATION
Corporate & Other Segment - Quarterly Earnings Trends
(Dollars in thousands)
(Unaudited)
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	9 MOS	9 MOS
	2006	2006	2007	2007	2007	2006	2007

REVENUES
Gross Premiums and Policy Fees	$9,253	$9,231	$9,169	$8,458	$7,999	$29,072	$25,626
Reinsurance Ceded	(8)	(4)	(4)	(4)	(2)	(19)	(10)
Net Premiums and Policy Fees	9,245	9,227	9,165	8,454	7,997	29,053	25,616
Net investment income	31,610	27,347	36,419	37,047	53,011	86,140	126,477
RIGL - Derivatives	5,063	12,619	(3,112)	3,252	1,270	13,170	1,410
RIGL - All Other Investments	(3,929)	6,019	6,542	3,033	5,134	18,933	14,709
Other income	2,237	1,470	937	683	(144)	8,081	1,476
Total Revenues	44,226	56,682	49,951	52,469	67,268	155,377	169,688

BENEFITS & EXPENSES
Benefits and settlement expenses	20,265	9,347	10,069	9,207	8,585	37,888	27,861
Amortization of deferred policy acquisition costs and value of businesses acquired	813	752	129	135	323	2,636	587
Other operating expenses	26,597	30,829	37,953	42,086	49,746	84,321	129,785
Total Benefits and Expenses	47,675	40,928	48,151	51,428	58,654	124,845	158,233

INCOME BEFORE INCOME TAX	(3,449)	15,754	1,800	1,041	8,614	30,532	11,455

Adjustments to Reconcile to Operating Income:
Less: RIGL-Derivatives	5,063	12,619	(3,112)	3,252	1,270	13,170	1,410
Less: RIGL-All Other Investments, net of participating income	(3,929)	6,019	3,392	(674)	5,134	5,439	7,852
Add back: Derivative gains related to corporate debt and investments	654	77	257	237	132	2,659	626

PRETAX OPERATING INCOME	$(3,929)	$(2,807)	$1,777	$(1,300)	$2,342	$14,582	$2,819

PROTECTIVE LIFE CORPORATION
Life Marketing and Annuities Data
(Dollars in thousands)
(Unaudited)

	2006	2006	2007	2007	2007	9 MOS	9 MOS
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	2006	2007
LIFE MARKETING

SALES BY PRODUCT
Term	$39,552	$32,619	$33,492	$43,955	$36,326	$112,761	$113,773
U/L	13,028	15,090	14,197	18,515	24,761	60,625	57,473
VUL	1,697	1,914	1,828	2,181	1,826	4,610	5,835
Total	$54,277	$49,623	$49,517	$64,651	$62,913	$177,996	$177,081

SALES BY DISTRIBUTION
Brokerage general agents	$33,733	$29,438	$29,879	$41,210	$35,919	$104,556	$107,008
Independent agents	7,814	9,932	8,328	10,629	11,461	30,830	30,418
Stockbrokers/banks	7,116	6,983	8,493	9,452	9,651	28,765	27,596
Direct Response & BOLI	5,614	3,269	2,817	3,360	5,882	13,845	12,059
Total	$54,277	$49,622	$49,517	$64,651	$62,913	$177,996	$177,081

ANNUITIES

SALES
Variable Annuity	$76,299	$91,526	$79,671	$123,263	$147,275	$231,236	$350,209
Immediate Annuity	59,292	73,057	55,201	61,517	58,292	153,450	175,010
Single Premium Deferred Annuity	151,172	124,688	75,838	114,326	130,293	151,172	320,457
Market Value Adjusted Annuity	112,511	99,166	105,195	121,839	170,122	199,348	397,156
Equity Indexed Annuity	16,975	12,648	7,628	7,872	4,987	64,649	20,487
Total	$416,249	$401,085	$323,533	$428,817	$510,969	$799,855	$1,263,319

PRETAX OPERATING INCOME
Variable Annuity	$3,484	$5,701	$4,673	$5,114	$3,565	$14,189	$13,352
Fixed Annuity	1,867	2,702	933	1,555	2,871	2,054	5,359
Total	$5,351	$8,403	$5,606	$6,669	$6,436	$16,243	$18,711

DEPOSIT BALANCE
VA Fixed Annuity	$209,135	$206,237	$194,479	$214,966	$234,950
VA Separate Account Annuity	2,424,837	2,559,452	2,594,554	2,725,302	2,750,591
Sub-total	2,633,972	2,765,689	2,789,033	2,940,268	2,985,541
Fixed Annuity	3,521,346	3,780,062	3,929,194	4,164,402	4,468,045
Total	$6,155,318	$6,545,751	$6,718,227	$7,104,670	$7,453,586

PROTECTIVE LIFE CORPORATION
Stable Value Contracts and Asset Protection Data
(Dollars in thousands)
(Unaudited)

	2006	2006	2007	2007	2007	9 MOS	9 MOS
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	2006	2007
STABLE VALUE CONTRACTS

SALES
GIC	$107,500	$29,000	$2,500	$75,000	$54,500	$265,100	$132,000
GFA - Direct Institutional	0	0	0	0	0	0	0
GFA - Non-Registered	0	0	0	0	0	0	0
GFA - Registered - Institutional	0	0	0	50,000	475,000	0	525,000
GFA - Registered - Retail	54,743	31,164	13,120	10,014	42,735	108,662	65,869
Total	$162,243	$60,164	$15,620	$135,014	$572,235	$373,762	$722,869

DEPOSIT BALANCE
Quarter End Balance	$5,515,633	$5,513,464	$5,055,382	$4,806,721	$4,988,787	$5,515,633	$4,988,787
Average Daily Balance	$5,662,236	$5,520,061	$5,461,832	$4,780,565	$4,826,108	$5,829,589	$5,021,185

OPERATING SPREAD	0.75%	0.93%	0.92%	1.04%	1.09%	0.81%	1.01%

	2006	2006	2007	2007	2007	9 MOS	9 MOS
	3RD QTR	4TH QTR	1ST QTR	2ND QTR	3RD QTR	2006	2007

ASSET PROTECTION

SALES
Credit	$41,488	$27,482	$28,082	$31,579	$27,686	$113,287	$87,347
Service Contracts	79,183	73,534	72,937	86,519	90,954	206,247	250,410
Other	35,792	39,456	38,030	35,796	28,175	75,613	102,001
Total	$156,463	$140,472	$139,049	$153,894	$146,815	$395,147	$439,758